UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42497	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ODYS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 2, 2025, the Company held its 2025 annual meeting of stockholders (“Annual Meeting”). As of October 9, 2025, the Record Date for the Annual Meeting, there were 16,355,243 shares of common stock outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 7,055,526, or 43.13%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of the Company’s common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal No. 1 — Election of Directors.

The stockholders elected Carlo Papa, Nir Nimrodi and Zeev Vurembrand as Class I directors, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his election and his successor is duly elected and qualified. The votes were as follows:

Director Name	For	Withheld	Broker Non-Votes
Carlo Papa	6,340,430	469,457	245,639
Nir Nimrodi	6,340,430	469,457	245,639
Zeev Vurembrand	6,333,430	476,457	245,639

Proposal No. 2 — Advisory Vote on Executive Compensation.

The stockholders approved, on an advisory basis, the compensation paid to our named executive officers. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
6,298,345	511,516	26	245,639

Proposal No. 3 — Determine Frequency of Advisory Vote on Executive Compensation.

The stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. The votes were as follows:

1 Year	2 Years	3 Years	Abstain
617,048	1,820	6,190,718	301

In light of the advisory vote of the Company’s stockholders to hold future advisory votes on the compensation paid to our named executive officers every three years, the Board of Directors of the Company has determined that it will hold future advisory votes on the compensation paid to our named executive officers every three years until the next stockholder advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers.

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Proposal No. 4 — Approval of an Amendment to the 2024 Share Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder to 1,888,263 from 1,111,263 Shares.

The stockholders approved an amendment to the Company’s 2024 Share Incentive Plan to increase the reservation of common stock for issuance thereunder to 1,888,263 shares from 1,111,263 shares. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
6,274,486	535,401	-	245,639

Proposal No. 5 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were as follows:

For	Against	Abstain
7,055,492	34	-

The information in this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: December 3, 2025	By:	/s/ Einav Brenner
	Name:	Einav Brenner
	Title:	Chief Financial Officer

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